Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions

Note 18 — Related Party Transactions

RAI and its operating subsidiaries engage in transactions with affiliates of BAT, which owns approximately 42% of RAI’s outstanding common stock. The following is a summary of balances and transactions with such BAT affiliates as of and for the years ended December 31:

Balances:

	2011	2010
Accounts receivable	$67	$48
Accounts payable	2	4
Deferred revenue	42	53

Significant transactions:

	2011	2010	2009
Net sales	$479	$381	$404
Purchases	11	12	16
RAI common stock purchases from B&W	114	—	—
Research and development services billings	5	4	2

RAI’s operating subsidiaries sell contract-manufactured cigarettes and processed strip leaf to BAT affiliates. Pricing for contract manufactured cigarettes is based on negotiated cost, plus 10%, adjusted for contract years 2011 through 2014 with prices increasing or decreasing by a multiple equal to changes in the Producer Price Index, reported by the U.S. Bureau of Labor Statistics. Net sales to BAT affiliates, primarily cigarettes, represented approximately 6.0%, 4.0% and 5.0% of RAI’s total net sales in 2011, 2010 and 2009, respectively.

RJR Tobacco recorded deferred sales revenue relating to leaf sold to BAT affiliates that had not been delivered as of December 31, in each of 2011, 2010 and 2009, given that RJR Tobacco has a legal right to bill the BAT affiliates. Leaf sales revenue to BAT affiliates is recognized when the product is shipped to the customer.

RJR Tobacco performs certain research and development for BAT affiliates pursuant to a joint technology sharing agreement entered into as a part of the B&W business combination. These services were accrued and billed to BAT affiliates and were recorded in RJR Tobacco’s selling, general and administrative expenses, net of associated costs.

RAI’s operating subsidiaries also purchase unprocessed leaf at market prices, and import cigarettes at prices not to exceed manufacturing costs plus 10%, from BAT affiliates.

In connection with RAI’s share repurchase program, RAI and B&W entered into an agreement on November 14, 2011, pursuant to which B&W agreed to participate in the repurchase program on a basis approximately proportionate with B&W’s 42% ownership of RAI common stock. Under this agreement, RAI repurchased 2,806,637 shares of RAI common stock from B&W during 2011.

A member of the board of directors of RAI is also the president and chief executive officer of a company from which RJR Tobacco and American Snuff purchase certain raw materials. Such purchases during the year ended December 30, 2011, were approximately $1 million. Such purchases during the years ended December 30, 2010 and 2009, and related amounts due at December 30, 2011 and 2010, were less than $1 million. In addition to the purchases of raw materials, in July 2011, RJR Tobacco sold an airplane to this company for approximately $8 million.